                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement (Amendment No. 2)

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                Fonix Corporation
 ..............................................................................
                  (Name of Registrant as Specified in Its Charter)

 ..............................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[  ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:
                  ..............................................................
         2) Aggregate number of securities to which transaction applies:
                  ..............................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction:
                  ..............................................................
         5) Total fee paid:
                  ..............................................................

[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify thefiling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:............................................
          2) Form, Schedule or Registration Statement No........................
          3) Filing Party:......................................................
          4) Date Filed:........................................................

--------------------------------------------------------------------------------

                             Fonix Corporation
                     60 East South Temple, Suite 1225
                        Salt Lake City, Utah 84111

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD _______________, 1999

To the Shareholders:

         Notice is hereby given that a special meeting (the "Special Meeting") of the shareholders of Fonix Corporation (the "Company") will be held at 180 West Election Road, Draper, Utah 84020, on _____________, ________________,
1999, at __ :00 a.m., M.S.T. for the following purposes, which are discussed in the following pages and which are made part of this Notice:

         1. To approve a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4% Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into more than 20% of the total number of shares of the Company's common stock, par value $.0001 per share ("Common Stock"), issued and outstanding prior to the commencement of such series of transactions;

         2. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would (A) create a new class of Common Stock designated as Class B Non-Voting Common Stock; and (B) redesignate the Corporation's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock;

         3. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 200,000,000 shares of Common Stock; and

         4. To consider and act upon any other matters that properly may come before the Special Meeting or any adjournment thereof.

         The Company's Board of Directors has fixed the close of business on _______________, ______________, 1999 as the record date (the "Record Date") for the determination of shareholders having the right to notice of, and to vote at, the Special Meeting and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder as of the record date for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 180 West Election Road, Draper, Utah 84020, during the 10 business days prior to the Special Meeting.

         You are requested to date, sign and return the enclosed proxy, which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Special Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the Special Meeting.

                                      By Order of the Board of Directors,



                                      Thomas A. Murdock, Chief Executive Officer

Salt Lake City, Utah
____________________, 1999

                          Fonix Corporation
                  60 East South Temple, Suite 1225
                     Salt Lake City, Utah 84111
                            (801)328-8700

        -----------------------------------------------------


                           PROXY STATEMENT

        -----------------------------------------------------


                   SPECIAL MEETING OF SHAREHOLDERS

         The enclosed proxy is solicited by the Board of Directors of Fonix Corporation ("Fonix" or the "Company") for use in voting at the special meeting of shareholders (the "Special Meeting") to be held at 180 West Election Road, Draper, Utah 84020, on _________________, ___________, 1999, at _____ a.m.,
M.S.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the shareholder completing the proxy. If a signed proxy is returned but no specific instructions are given, the shares will be voted:

         1. FOR approval of a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4% Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into more than 20% of the total number of shares of the Company's Common Stock issued and outstanding prior to the commencement of such series of transactions; and

         2. FOR approval of a proposed amendment to the Company's certificate of incorporation that would: (A) create a new class of Common Stock designated as Class B Non-Voting Common Stock; and (B) redesignate the Company's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock; and

         3. FOR approval of a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 200,000,000 shares of Common Stock.

A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Special Meeting, by giving written notice to the Company prior to the Special Meeting or by giving a later dated proxy.

         The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. Each share of Common Stock represented at the Special Meeting in person or by proxy will be counted for purposes of determining whether a quorum is present. In deciding all matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock then registered in such holder's name. Abstentions and broker non-votes will count for purposes of establishing a quorum; their effect on the specific proposals included in this Proxy Statement is discussed separately below. Votes cast by shareholders who attend and vote in person or by proxy at the Special Meeting will be counted by inspectors to be appointed by the Company (the Company anticipates that the inspectors will be employees, attorneys or agents of the Company).

         Under Delaware law, approval of Proposal No. 1 requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote thereon. The Rules of the Nasdaq Stock Market require approval of Proposal No. 1 by a majority of the votes actually cast on the proposal in person or by proxy. Abstentions on this proposal may be specified and will be counted for purposes of determining the number of shares present or represented and entitled to vote thereon. As a result, abstentions will have the same effect as votes against this proposal. Broker non-votes will not be counted as votes cast or entitled to be cast on the proposal and therefore will have no effect on the result of the vote.

         Approval of Proposal Nos. 2 and 3 requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date. Abstentions on this proposal may be specified and will have the same effect as a vote against these proposals. Broker non-votes on this Proposal also will have the same effect as a vote against the proposals.

         The close of business on _______________,  ___________,  1999, has been fixed as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Special Meeting. Each share shall be entitled to one vote on all matters. As of the Record Date there were ______________ shares of Common Stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

         This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about _____________, 1999.

             -----------------------------------------------------



            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of March 31, 1999, the number of shares of common stock of the Company beneficially owned by all persons known to be holders of more than 5% of the Company's common stock and by the executive officers and directors of the Company individually and as a group. Unless indicated otherwise, the address of the shareholder is the Company's principal executive offices, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111.


           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1999, the number of shares of common stock of the Company beneficially owned by all persons known to be holders of more than 5% of the Company's common stock and by the executive officers and directors of the Company individually and as a group. Unless indicated otherwise, the address of the shareholder is the Company's principal executive offices, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111.

                                                         Number of
                                                          Shares
 Name and Address of 5% Beneficial Owners,             Beneficially                 Percent of
     Executive Officers and Directors                      Owned                     Class(1)


Alan C. Ashton, Ph.D.                                 12,329,167(2)(3)                  17.4%
c/o Beesmark Investments, L.C.
5% Beneficial Owner
261 East 1200 South
Orem, Utah 84097

Beesmark Investments, L.C.                            11,729,167(3)                     16.7%
5% Beneficial Owner
261 East 1200 South
Orem, Utah  84097

Thomas A. Murdock, Director,                          23,605,854(4)                     33.1%
Chief Executive Officer, and President

Roger D. Dudley, Director and                          5,185,389(5)                      7.3%
Executive Vice President

Stephen M. Studdert, Director                          5,185,089(6)                      7.3%
10252 Oak Creek Lane
Highland, Utah 84003

Joseph Verner Reed, Director                           1,220,000(7)                      1.7%
73 Sterling Road
Greenwich, Connecticut 06831

Rick D. Nydegger, Director                               600,000                         *
10217 North Oak Creek Lane
Highland, Utah 84003

John A. Oberteuffer, Ph.D., Director and                 580,000                         *
Vice President
600 West Cummings Park, Suite 4650
Woburn, MA  01801

Reginald K. Brack, Director                              426,500(8)                      *
1271 Avenue of the Americas, 43rd Floor
New York, New York 10020


Douglas L. Rex, Chief Financial Officer                  402,900(9)                      *

Officers and Directors as a Group (8 persons)         29,327,780                        38.0%

         *        Less than 1%.

         (1) Percentages rounded to nearest 1/10th of 1%. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over all shares of common stock listed for each such person in the table.





         (2) Includes all common stock beneficially owned by Beesmark Investments, L.C. ("Beesmark"), but only to the extent that Dr. Ashton is one of two managers of Beesmark, and, as such, is deemed to share investment power with respect to shares beneficially owned by Beesmark. Also includes 600,000 shares of common stock underlying stock options exercisable by Dr. Ashton presently or within 60 days.

         (3) Beesmark's beneficial ownership includes 166,667 shares of common stock presently issuable upon the conversion of 166,667 shares of Series A preferred stock. All shares of common stock owned by Beesmark are deposited into the Voting Trust. The managers of Beesmark are Dr. Ashton and Karen Ashton. As managers of Beesmark, they each are deemed to share voting control over shares beneficially owned by Beesmark. Mrs. Ashton beneficially owns no shares other those deemed to be owned by her as a control person of Beesmark, and consequently her beneficial ownership is not separately reported.





         (4) Includes 22,213,542 shares of common stock deposited in a voting trust (the "Voting Trust") as to which Mr. Murdock is the sole trustee. Persons who have deposited their shares of common stock into the Voting Trust have dividend and liquidation rights ("Economic Rights") in proportion to the number of shares of common stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares. All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust. The Voting Trust expires, unless extended according to its terms, on the earlier of September 30, 1999 or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) the Company is dissolved or liquidated. Although as the sole trustee of the Voting Trust Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except for 3,415,083 shares as to which he directly owns Economic Rights, and 405,793 shares the Economic Rights as to which are owned by SCC, a corporation of which Mr. Murdock is a 1/3 equity owner. Also includes 2,813 shares owned directly by Mr. Murdock, 11,400 shares owned by a limited liability company of which Mr. Murdock is a 1/3 equity owner, 28,099 shares (including 20,000shares issuable upon the exercise of options) beneficially owned by members of Mr. Murdock's immediate family residing in the same household and 1,350,000 shares of common stock underlying stock options owned by Mr. Murdock and exercisable presently or within 60 days.


         (5) Includes (i) 3,415,083 shares owned by Mr. Dudley and deposited into the Voting Trust, (ii) 405,793 shares owned by SCC as to which Mr. Dudley shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited in the Voting Trust; (iii) 2,813 shares owned directly by Mr. Dudley; (iv) 300 shares owned by Mr. Dudley's minor children; (v) 11,400 shares owned by a limited liability company of which Mr. Dudley is a 1/3 equity owner; and (vi) 1,350,000 shares underlying stock options exercisable presently or within 60 days.

         (6) Includes (i) 3,415,083 shares owned by Mr. Studdert and deposited into the Voting Trust, (ii) 405,793 shares owned by SCC as to which Mr. Studdert shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited in the Voting Trust; (iii) 2,813 shares owned directly by Mr. Studdert; (iv) 11,400 shares owned by a limited liability company of which Mr. Studdert is a 1/3 equity owner and controls; and (v) 1,350,000 shares underlying stock options exercisable presently or within 60 days.


         (7) Includes 1,200,000 shares of common stock underlying presently exercisable stock options.



         (8) Includes 26,000 shares owned directly by Mr. Brack and 500 shares owned by Mr. Brack's son and 400,000 shares underlying presently exercisable stock options.

         (9) Includes 2,400 shares owned by Mr. Rex's spouse, 500 shares owned by an entity owned and controlled by him, and 400,000 shares underlying presently exercisable stock options.

                                 PROPOSAL NO. 1

TO APPROVE A SERIES OF TRANSACTIONS PURSUANT TO WHICH THE COMPANY HAS ISSUED ITS SERIES D 4% CONVERTIBLE PREFERRED STOCK AND SERIES E 4% CONVERTIBLE PREFERRED STOCK TO SEVEN INSTITUTIONAL INVESTORS, WHICH PREFERRED STOCK MAY BE CONVERTIBLE INTO MORE THAN 20% OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK ISSUED AND OUTSTANDING PRIOR TO THE COMMENCEMENT OF SUCH SERIES OF TRANSACTIONS.

         Introduction

         In November 1998, the Company completed a series of transactions constituting a private placement of shares of the Company's Series D 4% Convertible Preferred Stock (referred to in this Proxy Statement as the "Series D" preferred stock) and its Series E 4% Convertible Preferred Stock (referred to in this Proxy Statement as the "Series E" preferred stock). The Series D and Series E preferred stock are convertible into shares of Common Stock based upon a conversion formula that is based, in part, on the market price of the Common Stock during the several week period leading up to the conversion date. The actual conversion formula is described in more detail below.

         Given the structure of the conversion formula applicable to the Series D and Series E preferred stock, there effectively is no limitation on the number of shares of Common Stock into which the Series D and Series E preferred stock can be converted. As the market price of the Common Stock decreases, the number of shares of Common Stock underlying the Series D and Series E preferred stock continues to increase.


         The following table identifies the holders of the Series D and Series E preferred stock, provides information about the ownership of the Series D and Series E preferred stock as of June 1, 1999, the number of shares of Common Stock issuable upon conversion of the Series D and Series E preferred stock (based upon a hypothetical conversion of all of such preferred stock on June 1, 1999) and the percentage of the Common Stock that would be held by the holders of the Series D and Series E preferred stock assuming such a hypothetical conversion.

         The following table provides information about the actual or potential ownership of shares of Common Stock by the holders of the Series D and Series E preferred stock as of June 1, 1999. The number of shares of Common Stock issuable upon conversion of the Series D and E preferred stock varies according to the market price at and immediately preceding the conversion date. Solely for purposes of estimating the number of shares of Common Stock that would be issuable to the holders of the Series D and E preferred stock as set forth in the table below, the Company has assumed a hypothetical conversion of all of the shares of Series D and shares of Series E preferred stock issued and outstanding as of the date hereof by such holders as of June 1, 1999, on which date the conversion price would have been $0.49, which would have been the lowest conversion price alternative as of that date. Conversion amounts include number of shares issuable as payment of accrued dividends in shares of Common Stock. For these purposes, each share of Series D or Series E preferred stock is multiplied by $20 (the stated dollar value of each such share), and that amount is divided by the conversion price. The actual conversion price and the number of shares of Common Stock issuable upon such conversion could differ substantially. Under the terms and conditions of the Series D and Series E preferred stock, as set forth in the certificates of designation for the Series D and Series E preferred stock filed with the Secretary of State of Delaware, a holder of Series D or Series E preferred stock is prohibited from converting such preferred stock to the extent such conversion by such person would result in that person beneficially owning more than 4.999% of the then outstanding shares of Common Stock following such conversion. A separate but similar provision prohibits holders of Series D and Series E preferred stock from converting such preferred stock to the extent such conversion by such person would result in that person beneficially owning more than 9.999% of the then outstanding shares of Common Stock following such conversion. These restrictions may be waived by a holder of Series D or Series E preferred stock as to itself, but not as to other holders of such preferred stock, and only upon not less than 75 days' notice to the Company. These restrictions does not prevent such holders from either waiving such limitations or converting and selling some of their convertible security position and thereafter converting or exercising the rest or another significant portion of their holding. In this way, individual holders of Series

D and Series E preferred stock could sell more than 4.999% (or 9.999%) of the outstanding Common Stock in a relatively short time frame while never beneficially owning more than 4.999% (or 9.999%) of the outstanding Common Stock at a time. For purposes of calculating the number of shares of Common Stock issuable to each holder listed below assuming a full conversion of all the Series D and E preferred stock held by it as set forth below, the effect of such 4.999% and 9.999% limitations has been disregarded. The number of shares issuable to each of the holders as described in the table below therefore exceeds the actual number of shares such holders may be entitled to beneficially own upon conversion of the preferred stock. The following information is not determinative of any person's beneficial ownership of Common Stock pursuant to Rule 13d-3 or any other provision under the Securities Exchange Act of 1934, as amended.


                                                                                                                      Percent of
                                                             Shares of                  Shares of      Total Shares   Common
                                                             Common                     Common         of Common      Stock
                               Shares of                     Stock                      Stock          Stock          Owned
                               Common Stock     Shares of    Issuable      Shares of    Issuable       Owned After    After
                               Owned            Series D     Upon          Series E     upon           Conver         Conver-
Name of Holder                 Presently        Owned        Conversion    Owned        Conversion     sion (1)       sion (1)
-----------------------------------------------------------------------------------------------------------------------------------

Dominion Capital Fund, Ltd.      2,688,915 (2)      197,514     8,307,233      27,000      1,131,919     12,128,067       14.65%

Sovereign Partners, LP           3,149,002 (3)      248,209    10,439,413      16,500        691,728     14,280,143       16.81%

Canadian Advantage Limited
Partnership                      1,288,479 (4)       21,111       887,906           0              0      2,176,385        2.99%

Endeavor Capital Fund, S.A.              0           52,722     2,217,432           0              0      2,217,432        3.04%

JNC Opportunity Fund Ltd.                0          432,500    18,190,498           0              0     18,190,498       20.47%

Diversified Strategies Fund,
  L.P.                                   0           20,278       852,871           0              0        852,871        1.19%
                               ------------     -----------  ------------  ----------   ------------   ------------
                      Totals     7,126,396          972,334    40,895,353      43,500      1,823,647     49,845,396       41.36%
                               ============     ===========  ============  ==========   ============   ============


------------------------



         (1)      Assumes   that   4.999%  and  9.999%   limitations   otherwise
                  applicable to Series D and Series E preferred stock conversion are waived

         (2) Includes 2,654,879 shares of Common Stock issued upon the conversion of 98,000 shares of Series E preferred stock and 34,036 shares of Common Stock issued as dividends accrued thereon prior to the date of this Proxy Statement. Excludes 2,620,968 shares of Common Stock issuable upon the hypothetical  conversion  of  $1,218,750  principal  amount of

                  Fonix's Series C 5% Convertible Debentures issued January 29, 1999, and March 3, 1999, assuming such principal amount were converted in full as of June 1, 1999; 40,155 shares of Common Stock issuable as interest upon the hypothetical conversion of the entire principal amount of Series C Debentures owned by the holder; and 75,000 shares of Common Stock issuable upon the hypothetical exercise of a warrant issued in connection with the sale of the Series C Debentures.

         (3) Includes 3,107,137 shares of Common Stock issued upon the conversion of 108,500 shares of Series E preferred stock and 41,865 shares of Common Stock issued as dividends accrued thereon prior to the date of this Proxy Statement. Excludes 3,494,623 shares of Common Stock issuable upon the hypothetical conversion of $1,625,000 principal amount of Fonix's Series C 5% Convertible Debentures issued January 29, 1999, and March 3, 1999, assuming such principal amount were converted in full as of June 1, 1999; 53,540 shares of Common Stock issuable as interest upon the hypothetical conversion of the entire principal amount of Series C Debentures owned by the holder; and 100,000 shares of Common Stock issuable upon the hypothetical exercise of a warrant issued in connection with the sale of the Series C Debentures.


         (4) Includes 1,259,191 shares of Common Stock issued upon the conversion of 36,000 shares of Series D preferred stock and 29,288 shares of Common Stock issued as dividends accrued thereon prior to the date of this Proxy Statement.


         Because the actual conversion price and the number of shares of Common Stock issuable upon conversion of the Series D and Series E preferred stock could differ substantially from the amounts set forth in the table above, the following table describes the number of shares of Common Stock that would be issuable assuming all of the presently issued and outstanding shares of Series D and Series E preferred stock were converted at the following range of hypothetical conversion prices (table excludes effect of shares of Common Stock issuable upon exercise of warrants or as payment of accrued dividends):





Hypothetical         Series D           Common Stock        Series E         Common Stock       Total Common
Conversion Price     Outstanding        Issuable            Outstanding      Issuable           Stock Issuable
-----------------    ---------------    ----------------    -------------    ---------------    ----------------

$0.25                  972,334          77,786,720           43,500          3,480,000          81,266,720
$0.75                  972,334          25,928,907           43,500          1,160,000          27,088,907
$1.50                  972,334          12,964,453           43,500            580,000          13,544,453
$2.25                  972,334           8,642,969           43,500            386,667           9,029,636
$3.00                  972,334           6,482,227           43,500            290,000           6,772,227







         Nasdaq SmallCap Market Shareholder Approval Requirement

         The Common Stock is quoted on the Nasdaq SmallCap Market. Because of that listing, the Company is contractually obligated to comply with applicable rules of the Nasdaq Stock Market. Nasdaq Stock Market Rule 4310(c)(25)(H) requires shareholder approval for the issuance of shares of common stock in a transaction or series of transactions involving, among other types of transactions, the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power obtained before the issuance for less than the greater of book or market value of the stock. As is described in the table above, the conversion of all or substantially all of the issued and outstanding Series D and Series E preferred stock (together with the exercise of warrants and Common Stock issuances as payments for accrued dividends) could result in the issuance by the Company of more than 20% of the Common Stock outstanding before the sales of the Series D and Series E preferred stock.


         In recognition of this possibility and the requirements of the Nasdaq Stock Market, the Company covenanted, in connection with the sales of the Series D and Series E preferred stock, that it would hold the Special Meeting at which the Board of Directors would recommend that the shareholders approve the Series D and Series E transactions to the extent such transactions could result in the issuance of more than 20% of the Common Stock outstanding immediately prior to such series of transactions. Thomas A. Murdock, the chief executive officer and Chairman of the Board of Directors of the Company, and the sole trustee of a voting trust into which is deposited a total of 22,213,542 shares of Common Stock constituting 31.7% of the total issued and outstanding Common Stock as of the date of this proxy statement, has covenanted with the holders of the Series D and Series E preferred stock that he would vote all of the shares of Common Stock deposited into the voting trust to approve such transactions. The Company's Board of Directors now solicits your proxy to be voted to approve such transactions by approving this Proposal No. 1.


         Risk Factors

         In considering how to respond to the solicitation of your proxy for this Proposal No. 1, you should carefully consider the following risks:

         Introduction

         Fonix presently has three series of preferred stock outstanding: Series A, Series D and Series E. All of Fonix's presently outstanding preferred stock is convertible into shares of Common Stock. The Series A was issued in October 1995 and is convertible, one-for-one into 166,667 shares of Common Stock at the option of the holder. The Series D and Series E preferred stock is convertible into Common Stock according to one of three separate conversion formulas, one of which is based, in part, on the market price of Common Stock during the several week period leading up to the conversion date. In addition to the Series D and E preferred stock, Fonix has other contractual obligations to issue additional shares of its common stock that are dependent on the prevailing market price of Common Stock. Specifically, on December 22, 1998, Fonix completed a private placement of 1,801,802 shares of Common Stock. The investor that participated in that transaction also acquired "Repricing Rights" that entitle the holder thereof to receive upon exercise that number of additional shares of Common Stock for no additional consideration as shall be determined by multiplying the number of Repricing Rights exercised by the following fraction:

                        (Repricing Price - Market Price)
                                 Market Price

The investor acquired one Repricing Right for each share of Common Stock purchased. "Market Price" means the lowest closing bid price of Common Stock, as quoted on the Nasdaq SmallCap Market, during the 15 consecutive trading days immediately preceding the exercise date. "Repricing Price" means:

                  $1.3875 from March 22, 1999 to and including April 21, 1999, $1.3986 from April 22, 1999 to and including May 21, 1999,
                  $1.4097 from May 22, 1999 to and including June 20, 1999, $1.4208 from June 21, 1999 to and including July 20, 1999,and $1.4319 at any time after July 20, 1999 until the expiration of the Repricing Rights.

         In addition to the Repricing Rights, the Company has, since the issuance of the Series D and Series E preferred stock, issued other securities that are convertible into Common Stock according to a conversion formula that is determined by reference to the market price of the Common Stock at and around the time of conversion. Specifically, on January 29, 1999, the Company entered into a Securities Purchase Agreement (the "Debenture Purchase Agreement") with four investors, which subsequently was supplemented on March 3, 1999. Under the Debenture Purchase Agreement, the Company agreed to issue its Series C 5% Convertible Debentures ("Debentures") in the aggregate principal amount of $6,500,000. Included among the investors that purchased the Debentures are some of the holders of the Series D and Series E preferred stock and the Repricing Rights.

         The outstanding principal amount of the Debentures is convertible at any time at the option of the holder into shares of Common Stock at a conversion price equal to the lesser of the following:

         1.       $1.25; or
         2. The average of the closing bid price of the Common Stock for the five trading days immediately preceding the conversion date multiplied by 80%.

In connection with the sale of the Debentures, Fonix issued to the investors a total of 400,000 Common Stock purchase warrants having an exercise price of $1.25 per share and having a term of three years.


         The following table identifies the total number of shares of all series of preferred stock with floating conversion rates, the total number of Repricing Rights outstanding and the total principal amount of the Debentures outstanding, and the total number of shares of Common Stock issuable assuming the hypothetical conversion or exercise of all such preferred stock, Repricing Rights or Debentures as of June 1, 1999, and the percentage of Common Stock that would be owned by the holders of such convertible securities assuming such conversions or exercises. For purposes of this table, Fonix has assumed that the holders of the Series D and E preferred stock would have elected that conversion price that would yield the greatest number of shares of common stock upon conversion. All calculations exclude the issuance of shares of Common Stock in payment for dividends accrued on the Series D and E preferred stock at the time of conversion.

                               Number of Convertible
                               Securities Outstanding/
                               Principal Amount of      Shares of Common               Percent of Common
                               Debentures               Stock Issuable Upon               Stock Owned By
                                                        Conversion or                      Holders After
Convertible Security                                    Exercise                              Conversion
---------------------------    ----------------------   ---------------------  -  ----------------------

Series D Preferred Stock                      972,334              39,687,102             35.97%
Series E Preferred Stock                       43,500               1,775,510              2.45%
Repricing Rights                            1,801,802               2,981,626              4.05%
Debentures                                 $6,500,000              13,978,495             16.52%
                                                                   ----------             -------
                      Total                                        59,101,671             45.55%
                                                                   ==========             =======



         The following table describes the number of shares of Common Stock that would be issuable assuming all of the presently issued and outstanding shares of Series D and Series E preferred stock were converted, the Repricing Rights were exercised at the terms most beneficial to the holder, and the Debentures were converted, and further assuming that the applicable conversion or exercise prices at the time of such conversion or exercise were the following amounts (the table excludes effect of the issuance of shares of common stock upon payment of accrued dividends and also excludes differences among the various methods of calculating the applicable conversion or exercise price):



                                      Shares of Common Stock Issuable Upon Conversion or Exercise of
--------------------------    -------------------------------------------------------------------------------    -------------------
Hypothetical Conversion/      Series D             Series E             Repricing                                Total Common
Exercise Price                Preferred Stock      Preferred Stock      Rights           Debentures              Stock Issuable
--------------------------    -----------------    -----------------    ----------------  -------------------    -------------------

   $0.25                           77,786,720            3,480,000           8,358,199           26,000,000            115,624,919
   $0.75                           25,928,907            1,160,000           1,584,865            8,666,667             37,340,439
   $1.50                           12,964,453              580,000                   0            4,333,333             17,877,786
   $2.25                            8,642,969              386,667                   0            2,888,889             11,918,525
   $3.00                            6,482,227              290,000                   0            2,166,667              8,938,894

          Overall Dilution to Market Price and Relative Voting Power of Previously Issued Common Stock

         The conversion of the Series D and Series E preferred stock and the other convertible securities issued by the Company may result in substantial dilution to the equity interests of other holders of the Common Stock. Specifically, the issuance of a significant amount of additional Common Stock would result in a decrease of the relative voting control of the Common Stock issued and outstanding prior to the conversion of the Series D and Series E preferred stock and the other convertible securities. Furthermore, public resales of Common Stock following the conversion of the Series D and Series E preferred stock and other convertible securities likely would depress the prevailing market price of the Common Stock. Even prior to the time of actual conversions or exercises and public resales, the market "overhang" resulting from the mere existence of the Company's obligation to honor such conversions and exercises could depress the market price of the Common Stock.

         Increased Dilution With Decreases in Market Price of Common Stock

         The outstanding shares of Series D and Series E preferred stock and other securities issued by the Company are convertible or exercisable at a floating price that may and likely will be below the market price of the Common Stock prevailing at the time of conversion or exercise and, as a result, the lower the market price of the Common Stock at and around the time the holder converts or exercises, the more Common Stock the holder receives. Any increase in the number of shares of Common Stock issued upon conversion or exercise would magnify the risks of dilution described in the preceding risk factor.

         Increased Potential for Short Sales

         Downward pressure on the market price of the Common Stock that likely would result from sales of Common Stock issued on conversion of the Series D and Series E preferred stock and the Company's other convertible securities could encourage short sales of Common Stock by the holders of the Series D and Series E preferred stock or others. Material amounts of such short selling could place further downward pressure on the market price of the Common Stock.
         Limited Effect of Restrictions on Extent of Conversions

         Even though the holders of the Series D and Series E preferred stock are prohibited from converting their preferred stock into more than 4.999% of the then outstanding Common Stock, this restriction does not prevent such holders from either waiving such limitation or converting and selling some of their preferred stock holding and thereafter converting the rest or another significant portion of their holding. In this way, individual holders of Series D and Series E preferred stock could sell more than 4.999% of the outstanding Common Stock in a relatively short time frame while never holding more than 4.999% at a time.

         Background of Series D and Series E Preferred Stock Transactions

         Series D Preferred Stock

         In March 1998, the Company sold 3,333,333 shares of Common Stock to seven institutional investors (the "Investors') for a total of $15,000,000. In connection with the sale of those shares, the investors acquired "reset" rights obligating the Company to issue to them additional shares of Common Stock ("Reset Shares") for no additional consideration if the average market price of the Company's Common Stock for the 60-day period preceding July 27, 1998 did not equal or exceed $5.40 per share. In separate transactions in June and August 1998, certain of the Investors provided $3,000,000 of additional equity financing to the Company, in return for which the Company issued to them 666,667 additional shares of Common Stock.

         The Company and the Investors subsequently entered into a Series D Preferred Stock Purchase Agreement dated as of August 31, 1998 ("Series D Agreement"). Under the Series D Agreement, the Company issued a total of 500,000 shares of its newly authorized Series D preferred stock to five of the Investors in return for the payment by them of a total of $10,000,000. Additionally, the Company issued to all of the Investors, pro rata according to the number of shares of Common Stock acquired by them in the March 1998 transaction, a total of 608,334 shares of Series D preferred stock in return for their relinquishment of their contractual right to receive Reset Shares as to the Common Stock acquired in the March 1998 placement. The Company agreed to and did issue a total of 1,390,476 Reset Shares in respect of the $3,000,000 invested in June and August 1998. Subsequently, on November 13, 1998, the Company sold 50,000 additional shares of Series D Preferred Stock to two of the selling stockholders on the same terms and conditions as the August 31, 1998 agreement.

         Each share of Series D preferred stock has a "stated" or principal value of $20, on which amount dividends accrue at the rate of 4% per annum and are payable annually or upon conversion in cash or Common Stock at the option of the Company. The Series D preferred stock is presently convertible into Common Stock. Holders of Series D preferred stock, however, may not convert during each month more than 25% of the total number of shares of Series D preferred stock originally issued to such holder on a cumulative basis. For example, during the first month a holder may convert up to 25% of the total preferred stock issued to it, and during the following month that same holder may convert, on an aggregate to date basis, up to 50% of the total number of shares of Series D Preferred Stock held by it. Additionally, any holder of Series D preferred stock may convert up to 50% of the number of shares of Series D preferred stock originally issued to it per month, on a cumulative basis, if both of the following conditions are satisfied:

          1. the average daily trading volume of the Company Common Stock is more than 500,000 shares for the 10 trading-day period before the conversion; and


          2. the average per share closing bid price for such 10 trading-day period has not decreased by more than 5% from the closing bid price on the trading day immediately preceding the first day of such 10trading-day period.


         Series E Preferred Stock

         The Company and two of the Investors entered into a Series E Preferred Stock Purchase and Exchange Agreement dated September 30, 1998 ("Series E Agreement"). Under the Series E Agreement, the Company issued a total of 100,000 shares of its newly authorized Series E preferred stock to two of the Investors in return for the payment by them of a total of $2,000,000. Additionally, the Company issued to the purchasers of the Series E preferred stock a total of 150,000 additional shares of Series E preferred stock in exchange for which those purchasers surrendered a total of 150,000 shares of Series D preferred stock, which was canceled upon receipt.

         Each share of Series E preferred stock has a "stated" or principal value of $20, on which amount dividends accrue at the rate of 4% per annum and are payable annually or upon conversion in cash or Common Stock at the option of the Company. The Series E preferred stock is convertible, in whole or in part, into Common Stock at anytime after its issuance.

         Conversion of Series D and Series E Preferred Stock Into Common Stock

         Each share of Series D and Series E preferred stock is convertible into that number of shares of Common Stock as is determined by dividing $20 by the lesser of any of the following (at the option of the converting holder):

         1.       $3.50, or

         2.       the lesser of

                  o $2.3375 (for the Series D) or $ $1.4369 (for the Series E) which amounts constitute 110% of the average per share closing bid prices for the 15 trading days immediately preceding the dates of the Series D and Series E Agreements, respectively; or

                  o        90% of the  average  of the  three  lowest  per share
                           closing  bid  prices   during  the  22  trading  days
                           immediately preceding the conversion date.

If the converting holder elects conversion option 1, in addition to the shares of Common Stock issued upon the conversion, the converting holder will receive a warrant to purchase 0.8 shares of Common Stock. Those warrants will have an exercise price that will be 120% of the per share closing bid price of the Common Stock on the date the warrants are issued and will have a three-year term. Any shares of Series D or Series E preferred stock not converted as of August 31, 2001 will automatically be converted into Common Stock according to whichever of the conversion formulas described above yields the greatest number of shares of Common Stock.


         As of the date of this proxy statement, 36,000 shares of Series D preferred stock had been converted into 1,288,479 shares of Common Stock, including amounts issued as payment of dividends accrued on the Series D preferred stock converted.

         As of the date of this proxy statement, 206,500 shares of Series E preferred stock had been converted into 5,837,917 shares of Common Stock, including amounts issued as payment of dividends accrued on the Series E preferred stock converted.


         The Company entered into a registration rights agreement with the purchasers of the Series D and Series E preferred stock under which the Company must register the Common Stock issuable upon conversion of the Series D and Series E preferred stock, payment of stock dividends on the Series D and Series E preferred stock and exercise of any warrants issued upon conversion of the Series D and Series E preferred stock. The Company also covenanted to reserve out of its authorized and unissued shares of Common Stock no less than that number of shares that would be issuable upon the conversion of the Series D and Series E preferred stock and any dividends payable in stock on the preferred stock and the exercise of the warrants, if any.

         The Company's Board of Directors has determined that the consummation of the transactions contemplated by the Series D and Series E Agreements furthered the best interests of the Company by providing necessary capital to allow the Company to acquire Articulate Systems, Inc. and to provide additional operating capital necessary to fund the Company's operations during the fourth quarter of 1998. The Board of Directors therefore approved such transactions. The Company's Board of Directors now recommends that the Company's shareholders vote to approve the transactions contemplated by those Agreements.

         Approval by a majority of the votes present and entitled to vote at the Special Meeting will be required to approve the proposal. If such shareholder approval is not obtained, the Series D and Series E Agreements, and the documents executed by the Company in connection with those agreements, will not be voided or voidable, but will remain legal obligations of the Company.
Consequently, if the Company's shareholders do not, by the requisite vote, approve this Proposal No. 1, the Company will face the choice of either defaulting on its contractual covenants with the Investors, giving rise to claims for money damages for breach of contract, or by violating the applicable Nasdaq Stock Market rule, which could result in a delisting of the Common Stock from the Nasdaq SmallCap Market.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

                         ----------------------------

                                   PROPOSAL NO. 2


PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE CLASS B 2COMMON STOCK AND TO REDESIGNATE THE COMPANY'S EXISTING COMMON

STOCK AS CLASS A COMMON STOCK.

         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to Article Fourth of the Company's certificate of incorporation. The amended Article Fourth would (a) redesignate the existing Common Stock as Class A Common Stock, and (b) authorize the issuance of 1,985,000 shares of new Class B Common Stock. The text of Article Fourth, as proposed to be amended, is attached as Exhibit A-1, which exhibit assumes Proposal No. 3 is approved by the shareholders. The text of Article Fourth, as proposed to be amended assuming the shareholders do not approve Proposal No. 3 is attached as Exhibit A-2. The summary of the amended Article Fourth contained herein should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the proposed Article Fourth set forth as Exhibits A-1 or A-2, as the case may be.

         Background of the Amendment

         Authorization of Class B Common Stock


         On July 31, 1998, the Company entered into an Agreement and Plan of Merger by and among the Company, ASI Acquisition Corporation, a wholly owned subsidiary of the Company, and Articulate Systems, Inc. The merger (the "ASI Merger") closed on September 2, 1998. At closing, the parties executed Amendment No. 1 to Agreement and Plan of Merger ("Amendment No. 1"). Under Amendment No. 1, and in order for the ASI Merger to constitute a tax-free reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, the Company agreed to issue 1,985,000 additional shares of Common Stock as consideration for the ASI Merger ("Exchange Shares"). The parties further agreed, however, that such additional number of shares would be issued to an escrow agent following the closing of the ASI Merger and could be exchanged at any time during the 90-day period following the closing for an equal number of shares of the Company's Class B Non-Voting Common Stock, subject to the approval by the Company's shareholders of the authorization of such class of Common Stock at the Special Meeting. The Company and the representatives of the ASI shareholders subsequently have entered into an amendment agreement under which the time period for obtaining shareholder approval for the authorization and issuance of the Class B Common Stock has been extended to August 31, 1999.


          Summary of the Terms of the Class B Non-Voting Common Stock (As Compared to Class A Common Stock)

         Voting Rights

         Except as otherwise provided by law, the holders of the Class A Common Stock will have full voting rights and powers to vote on all matters submitted to shareholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder. Except as otherwise provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to shareholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

         Dividend, Liquidation  and Other Rights of Common Stock.

         Except as specifically otherwise provided in the Amendment No. 1, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges, including without limitation, the payment of dividends and rights upon dissolution and liquidation of the Company. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock. Subject to the rights of the holders of the Company's preferred stock, the holders of Common Stock will be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

         Redemption

         Except as otherwise provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock. At any time after September 2, 2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the "Redemption Price," provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. "Redemption Price" shall be (i) during the period between September 2, 2003 and that date 60 days thereafter, $2.75 per share of Class B Common Stock redeemed, and (ii) at any time after the 61st day following September 2, 2003, the closing bid price per share of the Class A Common Stock.

         Effectiveness

         Adoption of this Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date. Assuming such approval, upon the filing of Amendment No. 1 with the Delaware Secretary of State, each outstanding share of Common Stock will be reclassified as and changed into one share of Class A Common Stock. Shareholders do not need to, and are requested not to, submit their certificates representing Common Stock for reissuance as Class A Common Stock. Outstanding certificates representing shares of Common Stock will be deemed to represent Class A Common Stock following the effective date of the Amendment, assuming shareholder approval. Certificates of Class A Common Stock will be issued in the normal course as transfers occur. Assuming the Company's shareholders approve Amendment No. 1, the Company will exchange the Exchange Shares, and shall issue the shares of Class B Common Stock, pro rata, to the former shareholders of Articulate Systems, Inc. If the Company's shareholders do not approve the Amendment No. 1, the escrow pursuant to which the Exchange Shares are held will expire, and the Exchange Shares shall be distributed, pro rata, to the former shareholders of Articulate Systems, Inc.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

                    ----------------------------------------

                                  PROPOSAL NO. 3

PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO INCLUDE 200,000,000 SHARES OF COMMON STOCK, PAR VALUE $.0001 PER SHARE.

         The first sentence of Article Fourth of the Company's certificate of incorporation, as amended to date, reads:

          "FOURTH: The total number of shares of stock which the Company shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock."

         The Company's Board of Directors has approved and recommends to the shareholders the adoption of an amendment to this sentence of Article Fourth of the Company's certificate of incorporation ("Amendment No. 2") that would increase the number of shares of Common Stock that the Company is authorized to issue from 100,000,000 shares to 200,000,000 shares. The first sentence of Article Fourth, as amended, would read as follows:

          "FOURTH: The total number of shares of stock which the Company shall have authority to issue is TWO HUNDRED MILLION (200,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock."

Except for this change, Amendment No. 2 would not affect any other provision of the certificate of incorporation.

         Background of the Proposed Amendment

         As part of the Series D and Series E Agreements, the Company covenanted that it would hold the Special Meeting and seek the Company's shareholders' approval both with respect to the issues described in Proposal No. 1, above, and to amend the Company's certificate of incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to no less than 150,000,000 shares.


         As of the date of this Proxy Statement, there are 70,660,944 shares of the Company's Common Stock issued and outstanding. 19,709,282 shares of Common Stock are reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, and 7,304,718 shares have been set aside for issuance under the Company's existing incentive stock option plans. Depending on the market price for the Common Stock as related to the conversion of the Series D and Series E preferred stock, the Company may have to increase the number of shares of authorized Common Stock in order to recognize the conversions of all of the issued and outstanding shares of Series D and Series E preferred stock.


         Management believes that, in addition to complying with the Company's contractual obligations as set forth in the Series D and Series E Agreements, the proposed Amendment No. 2 would benefit the Company by providing greater flexibility to the Board of Directors to issue additional equity securities to raise additional capital, to facilitate possible future acquisitions and to provide stock-related employee benefits. To date, the Company's primary source of financing has been private sales of Common Stock or other equity or debt securities convertible into Common Stock. The Company presently is in immediate need of additional capital and plans to seek additional capital through sales of its securities during the second quarter of 1999. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the certificate of incorporation.

         During 1998, the Company acquired four companies that have technologies complementary to the Company's core voice recognition and related technologies. The purchase prices for three of those acquisitions was paid, in part, through the issuance of Common Stock to the shareholders of the acquired companies, and in part, through cash received from private sales to third parties of Common Stock or securities convertible into Common Stock. The Company previously has identified other companies with complementary technologies with which the Company has had limited negotiations. Although the Company still believes that some of such potential candidates could present excellent opportunities for the Company, the Company is not presently engaged in any active merger or acquisition negotiations with any party and does not presently intend to consummate any merger or acquisition transaction in the near term. Nevertheless, in the event the Company does determine to proceed with additional mergers or acquisitions, the Company anticipates that it would issue shares of Common Stock to finance all or part of such transactions. Additional authorized capital would be necessary to pursue any such transactions.

     For these reasons, the Company's Board of Directors is seeking shareholder approval of the proposed Amendment No. 2.

         If the Amendment No. 2 is approved at the Special Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rules or regulations to which the Company is subject. However, as long as the Common Stock is quoted for trading on the Nasdaq SmallCap Market, the flexibility that this amendment would provide the Board of Directors will be limited by the rules of such market which, as presently in effect, would generally require shareholder approval for the issuance of Common Stock when:
(i) a stock option or purchase plan is to be established or other arrangements made pursuant to which Common Stock may be acquired by directors or officers, except for warrants or rights issued generally to security holders of the Company or broadly based plans or arrangements including other employees; (ii) the issuance would result in a change in control of the Company; (iii) the stock or assets of another company are acquired if any director, officer or substantial shareholder of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, could result in an increase in outstanding common shares or voting power of 5% or more; or where, due to the present or potential issuance of Common Stock, or securities convertible into or exercisable for Common Stock, other than a public offering for cash: (A) the Common Stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for Common Stock; or (B) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or (iv) in connection with a transaction other than a public offering involving: (1) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

         Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances of Common Stock will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

         If the Company's shareholders do not approve the Amendment No. 2, due to changes in the market price of the Common Stock affecting conversion ratios of presently outstanding convertible securities, the Company may be precluded from satisfying its contractual obligations to issue shares of Common Stock. In such event, the Company could be subject to material liabilities for money damages that could adversely affect the Company's operations and financial condition. Moreover, even if the Company were to negotiate additional merger or acquisition transactions on terms acceptable to the Company, it would not be able to complete such transactions without an increase in authorized capital.

         Adoption of the proposal to approve the Amendment No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock on the Record Date. If approved by the shareholders, Amendment No. 2 would become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to the certificate of incorporation setting forth such increase.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3

                    ----------------------------------------

                                 OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Special Meeting other than as set forth herein and in the Notice of the Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

             -----------------------------------------------------


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1999 Annual Meeting of Shareholders must have been received by the Company by December 31, 1998. No such proposals were received.

         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.


                       By Order of the Board of Directors



                       Thomas A. Murdock, Chief Executive Officer


Salt Lake City, Utah
___________________, 1999

                                   Exhibit A-1

The text of the proposed Amendment No. 1 is as follows:

"FOURTH: The total number of shares of stock which the Company shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock. All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

              A. Common Stock. The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

                  1.  Dividend and Other Rights of Common Stock.

                      a. Ratable  Treatment.  Except as  specifically  otherwise provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

                      b. Dividends. Subject to the rights of the holders of Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

                  2.  Voting Rights of Common Stock.

                      a. Class A Common Stock.  Except as otherwise  provided by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

                      b. Class B Common Stock.  Except as otherwise  provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

                  3.  Redemption.

                      a. Class A Common Stock.  Except as otherwise  provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

                      b. Class B Common  Stock.  At any time after  September 2,
                  2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered. All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated common stock, but may not be reissued as Class B Common Stock. The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

                      c.   Definitions.

                               (i) "Redemption Price" shall be (i) during the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty-first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

                               (ii) "Fair Market Value" shall mean, on any particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or
                      (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

              B. Preferred Stock. The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors. In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."

                                  Exhibit A-2

The text of the proposed Amendment No. 2 is as follows:

"FOURTH: The total number of shares of stock which the Company shall have authority to issue is TWO HUNDRED MILLION (200,000,000) shares of Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock. All shares of stock authorized hereunder shall have a par value of 1/100th of one cent ($.0001) per share.

              A. Common Stock. The Common Stock shall be of two classes, each without cumulative voting rights and without any preemptive rights, which classes shall be designated as Class A Common Stock and Class B Common Stock.

                  1.  Dividend and Other Rights of Common Stock.

                      a. Ratable  Treatment.  Except as  specifically  otherwise provided herein, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. The Company shall not subdivide or combine any shares of Common Stock, or pay any dividend or retire any share or make any other distribution on any share of Common Stock or accord any other payment, benefit or preference to any share of Common Stock, except by extending such subdivision, combination, distribution, payment, benefit or preference equally to all shares of Common Stock. If dividends are declared which are payable in shares of Common Stock, such dividends shall be payable in shares of Class A Common Stock to holders of Class A Common Stock and in shares of Class B Common Stock to holders of Class B Common Stock.

                      b. Dividends. Subject to the rights of the holders of Preferred Stock, the holders of Common Stock shall be entitled to dividends out of funds legally available therefor, when declared by the Board of Directors in respect of Common Stock, and, upon any liquidation of the Company, to share ratably in the assets of the Company available for distribution to the holders of Common Stock.

                  2.  Voting Rights of Common Stock.

                      a. Class A Common Stock.  Except as otherwise  provided by law, the holders of Class A Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Company for vote, consent or approval, and each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder.

                      b. Class B Common Stock.  Except as otherwise  provided by law, the holders of Class B Common Stock shall have no right to vote on any matter submitted to stockholders of the Company for vote, consent or approval, and the Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on such matters.

                  3.  Redemption.

                      a. Class A Common Stock.  Except as otherwise  provided by law, the Company shall have no right or obligation to redeem the Class A Common Stock.

                      b. Class B Common  Stock.  At any time after  September 2,
                  2003, the Company shall have the right, exercisable at any time, to redeem from funds legally available therefor all or any portion of the then outstanding shares of Class B Common Stock at a per share price equal to the Redemption Price (as herein defined); provided that such redemption is made on a pro rata basis with respect to all holders of Class B Common Stock. Any redemption of the Class B Common Stock shall be effected by the delivery of a notice to each holder of Class B Common Stock, which notice shall indicate the number of shares of Class B Common Stock of each holder to be redeemed and the date that such redemption is to be effected, which shall be the date (the "Redemption Date") which is five (5) business days after the date such notice is delivered. All redeemed shares of Class B Common Stock shall cease to be outstanding and shall have the status of authorized but undesignated stock, but may not be reissued as Class B Common Stock. The entire Redemption Price payable to any holder shall be paid in cash by the Redemption Date.

                      c.   Definitions.

                               (i) "Redemption Price" shall be (i) during the period between September 2, 2003 and that date sixty (60) days thereafter, two and 75/100 dollars ($2.75) per share of Class B Common Stock redeemed, and (ii) at any time after the sixty-first (61st) day following September 2, 2003, the Fair Market Value (as defined herein) of the Class A Common Stock on the Redemption Date.

                               (ii) "Fair Market Value" shall mean, on any particular date (a) the closing bid price per share of the Class A Common Stock on the last trading day immediately prior to such date on the Nasdaq SmallCap Market or other principal stock exchange or quotation system on which the Class A Common Stock is then listed or quoted or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Class A Common Stock is not listed then on the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Class A Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date, or
                      (c) if the Class A Common Stock is not then reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Class A Common Stock is not then publicly traded the fair market value of a share of Class A Common Stock as determined by an appraiser selected in good faith by the Company.

              B. Preferred Stock. The Preferred Stock shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issuance of such shares as are from time to time adopted by the Board of Directors. In such resolution or resolutions providing for the issuance of shares of each particular series of Preferred Stock, the Board of Directors is expressly authorized, without further vote or action of the stockholders of the Company and to the fullest extent allowed under Delaware law, to fix the rights, preferences, privileges, and restrictions of such series of Preferred Stock, including the annual rate or rates of dividends for the particular series and whether such dividends shall be cumulative or noncumulative; the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Company or any other corporation, with any provisions for the subsequent adjustment of such conversion rights; the voting rights; anti-dilution rights; terms of redemption (including sinking fund provisions); the number of shares constituting any series, and the designation of such series; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications. If pursuant to this Article FOURTH, the Company's Board of Directors shall authorize the issuance of any class or series of Preferred Stock, (i) such class or series of Preferred Stock may be granted the right to elect one or more of the Company's directors, as the Board of Directors shall prescribe, and said directors shall have voting rights identical to the other directors of the Company and shall serve until such time as their successors are elected or until the class or series of Preferred

         Stock entitled to elect them shall cease to be outstanding; and (ii) such class or series of Preferred Stock may be granted preemptive rights to acquire additional issues of such Preferred Stock or any other class or series of stock issued by the Company."

PROXY

                                Fonix Corporation
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Special Meeting of Shareholders to be held at 180 West Election Road, Draper, Utah, 84020, on _____________, _________________, 1999, at ______ a.m., M.S.T., or at any adjournment thereof.

1. To approve a series of transactions pursuant to which the Company has issued its Series D 4% Convertible Preferred Stock and Series E 4%
         Convertible Preferred Stock to seven institutional investors, which preferred stock may be convertible into in excess of 20% of the total number of shares of Common Stock issued and outstanding prior to the commencement of such series of transactions.

         FOR               AGAINST                   ABSTAIN
         / /               / /                         / /


2. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would: (A) create a new class of Class B Non-Voting Common Stock; and (B) redesignate the Corporation's current Common Stock as Class A Common Stock and change each share of existing Common Stock into a share of Class A Common Stock.

         FOR               AGAINST                   ABSTAIN
         / /               / /                         / /

3. To consider and act upon a proposed amendment to the Company's certificate of incorporation that would increase the authorized capital of the Company to include 200,000,000 shares of Common Stock, par value $.0001 per share.

         FOR               AGAINST                   ABSTAIN
         / /               / /                         / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2 and 3.

Please sign and Date this Proxy Where Shown Below and Return it Promptly:

Date:                                      , 1999
Signed:

SIGNATURE(S)


PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                      -28-